Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status

Note 5 - Tax Status

The Plan uses a pre-approved plan document sponsored by FMR LLC, which received an opinion letter from the Internal Revenue Services (IRS), dated June 30, 2020, stating that the pre-approved document satisfies the applicable provisions of the Internal Revenue Code (IRC). The Plan’s management believes that the Plan is currently designed and being operated in compliance with the applicable requirements of the IRC and, therefore, believes that the Plan is qualified, and the related trust is tax-exempt.

U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.